                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)   March 31, 2003
                                              ----------------------------------

                                  BSI2000, Inc.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-28287                  88-0418749
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(State or other jurisdiction       (Commission               (IRS Employer
      of Incorporation)            File Number)            Identification No.)

        12600 W. Colfax Ave. B410, Lakewood, CO                80215
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       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code         (303) 231-9095
                                                   -----------------------------

      Knowledge Foundations, Inc., 7852 Colgate Ave., Westminster, CA 92683
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

On March 31, 2003, the reverse triangular merger between Knowledge  Foundations,
Inc. ("KFI") and BSI2000,  Inc. closed.  Immediately  prior to the closing,  KFI spun-off  all of its assets and  liabilities  (except for a $50,000 note payable and related  accrued  interest of $6,825) to Dr. Richard  Ballard,  Jan Pettitt,
Michael Dochterman,  Robert A. Dietrich, Joel Vest (directors,  officers, and/or principal shareholders of KFI) and certain other KFI shareholders. In connection
with  the  spin-off,   34,105,900  shares  of  the  common  stock  of  Knowledge
Foundations,  Inc.  surrendered by the parties  mentioned  above were cancelled.
After the spin-off 5,027,818 shares of KFI remained outstanding.

In closing the merger  transaction  KFI issued  45,122,570  shares of its common stock for all of the  outstanding  8,786,900  shares of common stock of BSI2000,
Inc. Immediately following the closing KFI changed its name to BSI2000, Inc. and
BSI2000,  Inc. ( a wholly  owned  subsidiary  of KFI as a result of the  merger)
changed its name to BSI Operating, Inc.

Item 7.  Financial Statements and Exhibits

As a result of the  transactions  described  in Item 2 above,  KFI has  divested itself of its  business  and has  acquired  the  business of BSI2000,  Inc.  For financial  reporting  purposes the  transactions  have been  accounted  for as a re-capitalization of BSI2000,  Inc. Accordingly the net increase in the BSI2000,
Inc.  outstanding  shares of  41,363,488  shares (from  8,786,900 to  50,150,388 shares of common stock) has been reflected in the financial statements as shares issued in the re-capitalization of BSI2000, Inc.

As a result of the accounting method adopted to record the merger, for financial reporting  purposes the historical  financial  statements of BSI2000,  Inc. have become the historical  financial statements of the continuing entity. Other than as required to be included in the pro forma financial statements, the historical
financial  statements  of  KFI  are  not  presented.   The  following  financial
statements are included in this report:

(a)   Financial statements of business acquired

       BSI2000, Inc.

       Balance Sheets:
             December 31, 2002
             March 31, 2003 (Unaudited)

       Income Statements:
            Years ended December 31, 2002 and 2001
            Three Months Ended March 31, 2003 and 2002 (Unaudited)
            Inception (July 30, 1993) to December 31, 2002
            Inception (July 30, 1993) to March 31, 2003 (Unaudited)

       Statements of Changes in Stockholders Equity:
            Inception (July 30, 1993) to December 31, 2001
            Year Ended December 31, 2002
            Three Months Ended March 31, 2003 (Unaudited)

       Statements of Cash Flows:
            Years Ended December 31, 2002 and 2001
            Three Months Ended March 31, 2003 and 2002 (Unaudited)
            Inception (July 30, 1993) to December 31, 2002
            Inception (July 30, 1993) to March 31, 2003 (Unaudited)

(b)   Pro forma financial information

       Pro Forma Condensed Consolidated Balance Sheet:
            March 31, 2003 (Unaudited)

          The pro forma  condensed  consolidated  balance sheet has been derived from, and should be read in  conjunction  with,  BSI2000's  historical consolidated  financial statements,  including the accompanying notes, included in the  Quarterly  Report on Form 10-QSB for the three months ended March 31, 2003.

          The  pro  forma   information  is  presented  only  for  informational
          purposes,  and may not  necessarily  be  indicative  of the  Company's financial position for any future period or date.

       Pro Forma Condensed Consolidated Statements of Operations:
          Pro forma  Condensed  Consolidated  Statements of Operations  have not
          been   presented.   The   merger   has   been   accounted   for  as  a
          re-capitalization  of  BSI2000,  Inc.  Therefore  only the  historical operating  results  of  BSI2000,  Inc.  are the  historical  operating results of the combined  entity and are  required to be reported.  The required historical income statements of BSI2000, Inc. are included in this report.

(c)   Exhibits

          Exhibit  99.1  -  Financial   statements   March  31,  2003  and  2002
          (unaudited)
          Exhibit 99.2 - Audited  financial  statements  as of December 31, 2002 and for the cumulative  period from July 30, 1993 (inception)  through
          December 31, 2002

Unaudited Pro Forma Condensed Consolidated Balance Sheet

                                    As of March 31, 2003

                      Historical                                     Historical
                          KFI                             Adjusted      BSI                               Post
                        3/31/03      Spin-off               KFI       3/31/03       Merger               Merger
                      (Unaudited)   Adjustments   Notes   3/31/03   (Unaudited)   Adjustments   Notes     BSI
                                                                                       (1)             (Unaudited)
                      -----------   -----------   -----   --------   ----------   -----------   -----   ---------
  ASSETS
  Current Assets:
   Cash &                      -             -        2         -           617            -                  617
  Equivalents
   Other Current
    assets                     60           (60)      2         -       116,823            -              116,823
                      -----------   -----------           --------   ----------   -----------           ---------

  Total Current
  assets                       60           (60)                -       117,440            -              117,440
                      -----------   -----------           --------   ----------   -----------           ---------

  Non-current Assets
   Property &               3,826        (3,826)      2         -        69,093            -               69,093
    equipment- net
   Intangible assets           -             -                  -         8,240            -                8,240
   Other long-term
    assets                     -             -                  -         4,232            -                4,232
                      -----------   -----------           --------   ----------   -----------           ---------
  Total non-current
   assets                   3,826        (3,826)                -        81,565            -               81,565
                      -----------   -----------           --------   ----------   -----------           ---------

  Total assets              3,886        (3,886)                -       199,005            -              199,005
                      ===========   ===========           ========   ==========   ===========           =========

  Liabilities & Shareholders' Equity

  Current
  liabilities
   Accounts Payable         3,060        (3,060)      3         -        64,025            -               64,025
   Accrued
    Liabilities            96,297       (96,297)      4         -         7,258            -                7,258
   Due to related
    parties               120,632      (120,632)      4         -            -             -                   -
   Notes Payable to
    shareholders          231,000      (231,000)      4         -        56,825            -               56,825
   Convertible
    subordinated
    note payable          300,000      (300,000)      4         -            -             -                   -
                      -----------   -----------           --------   ----------   -----------           ---------
  Total Current
   liabilities            750,989      (750,989)                -       128,108            -              128,108
                      -----------   -----------           --------   ----------   -----------           ---------

  Stockholders' Equity
   20,000,000
    preferred shares
    authorized, none           -             -                  -            -             -                   -
    issued
   Common stock,
    $0.001 par,
    100,000,000
    authorized             39,111       (34,083)      5      5,028    4,171,457    (4,126,335)      7      50,150
   Additional paid
    in capital             40,334       (45,362)  4,5,6     (5,028)          -      4,126,335       7   4,121,307
   Deficit
    accumulated
    during
    development stage    (826,548)      826,548       6         -    (4,100,560)           -        7  (4,100,560)
                      -----------   -----------           --------   ----------   -----------           ---------
  Total
   stockholders'
   equity                (747,103)      747,103                 -        70,897            -               70,897
                      -----------   -----------           --------   ----------   -----------           ---------

  Total liabilities
   and stockholders'
   equity                   3,886        (3,886)                -       199,005            -              199,005
                      ===========   ===========           ========   ==========   ===========           =========

(1)  Adjusted to reflect the condensed consolidated balance sheet resulting form closing of the merger on March 31, 2003.
(2)  The  Reorganization  Plan  provides  for the  spin  off to  KFI's  original founders of all of KFI's assets ($3,886).
(3)  The  Reorganization  Plan  provides  for the  spin-off  to  KFI's  original founders of all of KFI's liabilities.
(4)  Certain  advances,  related  party  accruals and note payables plus accrued interest of KFI due to shareholders and other related parties were forgiven and treated as capital contributions.
(5)  Reflects  reduction  in par  value of  outstanding  shares  as a result  of
     34,105,900  shares  being  returned  and  cancelled  by KFI as  part of the
     Spin-off and Distribution. After Spin-off and Distribution, the outstanding shares totaled 5,027,818.
(6)  Under the reverse spin-off accounting that was used to record the spin off,
     KFI is treated as the entity being spun-out; as KFI has no operations other than  those  spun-out,  retained  earnings  has  been  reset  to $0  with a corresponding adjustment to additional paid-in capital.
(7)  Capitalization  of post  merger  BSI  reflects  the  number of  post-merger outstanding shares at par value (50,150,388 shares), assumes the cumulative deficit of BSI, and reflects the resultant additional paid in capital.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              BSI2000, Inc.
                                              A Delaware Corporation

Date_____________________________             ________________________________
                                              (Jack Harper, President)